UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 12, 2018

Date of Report

(Date of Earliest Event Reported)

FAH MAI HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55678	81-3361351
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1000/196,199 Liberty Buildings, 3rd Floor,

Sukhumvit 55 Road, Klongton Nua,

Wattana, Bangkok 10110

(Address of principal executive offices) (zip code)

+66 (0)90-8070617

(Registrant’s telephone number, including area code)

Special Note Regarding Forward-Looking Statements

This report contains forward-looking statements. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performances, or achievements expressed or implied by the forward-looking statements. In some cases, forward-looking statements are identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would,” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect the Company’s current views respecting future events and are based on assumptions and subject to risks and uncertainties.

Also, forward-looking statements represent the Company’s estimates and assumptions only as of the date of this report. You should read this report and the documents that the Company references and files as exhibits to this report in their entirety and with the understanding that actual future results may be materially different from what the Company expects. Except as required by law, the Company assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available or other events occur in the future.

ITEM 1.01 Entry into a Material Definitive Agreement

On June 8, 2018, Fah Mai Holdings, Inc., a Delaware corporation (the “Company” or “Fah Mai Delaware”), entered into a merger agreement (the “Merger Agreement”) with Fah Mai Holdings Co., Ltd., a private company organized under the laws of the Thailand (“Fah Mai Thailand”). Under the Merger Agreement, the Company issued to the shareholders of Fah Mai Thailand 400,000 shares of its common stock, valued at $0.0001 per share, in exchange for all of the issued and outstanding equity securities of Fah Mai Thailand (the “Merger”).

Mr. Louis Haseman, who is an officer, director and shareholder of the Company, was an officer and equity holder of Fah Mai Thailand prior to the Merger. As a result of the Merger, Fah Mai Thailand has merged into the Company and ceased to exist and the Company has taken over the operations and business plan of Fah Mai Thailand. This is a merger of net assets between entities under common control. The net assets and liabilities of Fah Mai Thailand will be recorded on the books of the Company at their historical values.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

On June 8, 2018, Fah Mai Holdings, Inc., a Delaware corporation (the “Company” or “Fah Mai Delaware”), entered into a merger agreement (the “Merger Agreement”) with Fah Mai Holdings Co., Ltd., a private company organized under the laws of the Thailand (“Fah Mai Thailand”). Under the Merger Agreement, the Company issued to the shareholders of Fah Mai Thailand 400,000 shares of its common stock, valued at $0.0001 per share, in exchange for all of the issued and outstanding equity securities of Fah Mai Thailand (the “Merger”). Mr. Louis Haseman, who is an officer, director and shareholder of the Company, was an officer and equity holder of Fah Mai Thailand prior to the Merger. As a result of the Merger, Fah Mai Thailand has merged into the Company and ceased to exist and the Company has taken over the operations and business plan of Fah Mai Thailand. This is a merger of net assets between entities under common control. The net assets and liabilities of Fah Mai Thailand will be recorded on the books of the Company at their historical values.

Fah Mai Thailand is an early-stage company whose current business is in acquiring, holding and divesting alternative assets, specifically rare whiskey and similar commodities that the Company expects to increase in value. The Company also expects to open “member only” clubs designed to cater to rare liquor connoisseurs and high net worth individuals, which shall also function as distribution and marketing centers for the divestment of its assets.

BUSINESS AND BUSINESS PLAN

Prior to the Merger, Fah Mai Holdings, Inc., a Delaware corporation (the “Company” or “Fah Mai Delaware”) had limited business and operations. As a result of the Merger, the Company has acquired the business plan, operations and contracts of Fah Mai Holdings Co., Ltd., a private company organized under the laws of the Thailand, and its subsidiaries (“Fah Mai Thailand”).

The Business:

Overview

Fah Mai Thailand is an early-stage company whose current business is in acquiring, holding and divesting alternative assets, specifically rare whiskey and similar commodities. Fah Mai Thailand’s acquisition strategy is to purchase alternative assets that Fah Mai Thailand expects will have a high incline in asset worth. Fah Mai Thailand also expects to open “member only” clubs designed to cater to rare liquor connoisseurs and high net worth individuals, which shall also function as distribution and marketing centers for the divestment of its assets.

Fah Mai Thailand’s initial acquisition strategy is to acquire rare whisky because Fah Mai Thailand expects that such assets will appreciate in value by 15-25% percent per year. Further, Fah Mai Thailand will initially acquire whiskey as its initial asset class targeted for acquisition since whiskey has a diverse unit purchase price that would allow Fah Mai Thailand to purchase units whose costs range from $100 per unit up to units in excess of $500,000 per unit. Fah Mai Thailand expects that once it has built a solid base of rare whisky assets, it will broaden its acquisition strategy to target other appreciating alternative asset classes, such as stamps, cognacs, comics, memorabilia, watches and cars. Fah Mai Thailand believes that these alternative asset classes present an attractive opportunity to investors because of the anticipated high returns on investment and their idiosyncratic appeal.

In addition, in order to maximize profits from our whisky, Fah Mai Thailand plans on opening five exclusive “member only” clubs to be located in Tokyo, Bangkok, London, New York and Shanghai. These clubs shall be designed to be high-class drinking establishments that will also function as marketing venues and retail outlets for the divestment of its assets. From these outlets, Fah Mai Thailand expects that it will be able to realize a 150-200% profit from the liquor sold in these establishments.

Fah Mai Thailand has developed a new concept of whisky investment called “Cask Fractions” under its brand Platinum Cask. Platinum Cask is offering a unique investment opportunity. We are pioneering a concept we call “Cask Fractions”.

A Cask Fraction is a percentage of the contents of a cask. Due to the fact that as a cask ages, and its volume of spirit decreases (the angels share), the simplest way to break it down is into fractions. Each cask is broken down into a different number of fractions depending on its value to get a conformed GBP 20.00 (approximately US$27) starting value for each fraction.

Using Cask Fractions to break down casks owned by Platinum Cask, Fah Mai Thailand will be able to pull liquidity out of its assets in order to purchase additional assets without losing the assets value as a company.

Furthermore, Fah Mai Thailand will start an online whisky auction business to generate solid revenue. The whisky online auction market is small at the moment, which means it will be easy to capitalize on this particular market. Fah Mai Thailand’s whisky auction site will undercut all existing sites commissions and listing fees in order to achieve this. Fah Mai Thailand’s whisky auction site will be able to do this and still make money as the commissions saved by not paying to other auction sites when acquiring whisky assets will make up for the lower commission charges and listing fees to customers.

We see the opportunity for revenue generation through the creation of both our independent bottling company and our online whisky auction, which we believe will primarily benefit the rare whisky collection.

Our bottling label Platinum Cask LTD, has been created to act as the primary channel though which we will sell the assets held in the rare whisky collection at such a time as we see fit. The creation of the Platinum Cask brand at such an early stage in the collections lifespan is purely to build brand awareness and confidence, thereby, increasing the potential profitability of the rare whisky assets in years to come.

In order to build awareness of the Platinum Cask brand, we intend to bottle and sell our own whisky which will be sourced and selected from our own cask collection that forms a small part of the greater rare whisky collection. This process of collecting, trading and bottling of our own casks will generate an additional income for FMH via Platinum Cask LTD.

The creation of our own Online Whisky Auction will also directly benefit the rare whisky collection, whilst also offering an opportunity to generate additional income. By creating our own whisky auction, the collection will directly benefit by avoiding the cost of auctioneers’ fees that we currently pay to third-party auction companies. The money we spend on fees that currently run between 10 to 15% before tax, can be partly re-channeled into the promotion and operation of the auction company itself. This would grow the number customers using the service, increasing the number of bottles that we would have access to at a zero-fee rate and also providing extra income through fee we would be able to charge our customers for using our service.

We do not anticipate needing to spend as much on the operation of our own whisky auction as we currently do on fees when acquiring bottles from third parties. This would enable us to direct more money to the collection itself.

Summary of Operations

The Company is an early-stage company whose current business is in acquiring, holding and divesting alternative assets, specifically rare whiskey and similar commodities. Fah Mai Thailand has a fully staffed and operating business office located at 1000/196,199 Liberty Buildings, 3rd Floor, Sukhumvit 55 Road, Klongton Nua, Wattana, Bangkok 10110.

It is Fah Mai Thailand’s goal to grow a collection of alternative assets that Fah Mai Thailand expects will significantly appreciate in value. To date, Fah Mai Thailand has acquired a collection of of rare whiskey, which it plans to either hold or re-sell depending on market conditions.

At the present time, Fah Mai Thailand does not anticipate or foresee a material effect on its business from existing or probable governmental regulations.

Risks and Uncertainties facing the Company

As an early-stage company, Fah Mai Thailand has limited operating history and is expected to continuously experience losses in the near term. Fah Mai Thailand needs to increase its revenue or locate additional financing in order to continue its developmental plans. As a company in the early part of its life, management of Fah Mai Thailand must develop and market its technologies in order to execute the business plan of Fah Mai Thailand on a broad scale. Fah Mai Thailand anticipates that it would need approximately $281,000 over the next 12 months to continue as a going concern and expand its operations in accordance with its current business plan.

One of the biggest challenges facing Fah Mai Thailand will be in securing adequate capital to maintain our operations and implement effective sales, marketing and distribution strategies to reach our intended end customers. Fah Mai Thailand has considered and devised its initial sales, marketing and advertising strategy, however, Fah Mai Thailand will need to skillfully implement this strategy in order to achieve success in its business.

Due to financial constraints and the early stage of Fah Mai Thailand’s life, Fah Mai Thailand has to date conducted limited advertising and marketing to reach customers. In addition, Fah Mai Thailand has not yet located the sources of funding to develop Fah Mai Thailand on a broader scale through acquisitions or other major partnerships. If Fah Mai Thailand were unable to locate such financing and/or later develop strong and reliable sources of potential customers and a means to efficiently reach buyers and customers, it is unlikely that Fah Mai Thailand could develop its operations to return revenue sufficient to further develop its business plan. Moreover, the above assumes that Fah Mai Thailand’s services are consistently met with client satisfaction in the marketplace and exhibit steady success amongst the potential customer base, neither of which is reasonably predictable or guaranteed.

Due to these and other factors, including Fah Mai Thailand’s need for additional capital, Fah Mai Thailand’s independent auditors have issued a report indicating substantial doubt of Fah Mai Thailand’s ability to continue as a going concern.

The Market: Rare Whisky

There are two main markets to be considered with regards to Scotch Whisky: the Primary Market, being the main market for whisky consumption, and the Secondary Market, being made up of older, rarer whiskies mostly for collection and a more high-end clientele’s consumption taste. Whereas the Primary Market has seen a decline in sales and interest in recent years, due to consumer spending habits, geo political issues and global economic uncertainty, the Secondary Market has been bolstered by an increased interest in alternative investment strategies spurred on by the same political issues and global economic uncertainties. As a result, the Company seeks to establish a significant presence in the Secondary Market as the focus of its operations and market strategy.

Primary Market

In 2015, the value of Scotch whisky exports in the Primary Market reached $5.18 billion (£3.86 billion), representing a decline of 2.4% from $5.30 billion (£3.95 billion) in 2014. This compared to a 7% decline from 2013 to 2014, indicating a slowing decline, and puts the total value of exports at 56% higher than a decade ago. The volume of Scotch exports was down by 2.8% in 2015 to 1.16 billion bottles, from 1.19 billion in 2014.

“The last decade has been a period of very strong growth up until 2013,” according to the Scotch Whisky Association. “Following that, there has been a limited slowdown due to global instability, market conditions in certain countries, and exchange rate fluctuations. While challenges remain, growth is returning in more mature markets while emerging markets still provide good potential. In short, prospects for growth remain strong but the industry continues to face challenging global economic conditions.”

The biggest declines of Scotch exports by value were seen in Brazil (-30%), Latvia (-33%), South Korea (-15%) and South Africa (-10%). Strong performers included the US, which maintained an export value of $1.01 billion (£749 million), accounting for nearly a fifth of all Scotch exports. Other strong performers included Japan, which saw the value of Scotch exports rise by 18% to $102 million (£76 million). Mexico increased its value by 17% to $154 million (£115 million), Turkey up 24% to almost $71 million (£53 million) and China returned to the top 20 markets with an increase of 5% to $55 million (£41 million). Further growth was seen in the Netherlands, which saw the value of exports increase by 30% to $99 million (£74 million), and Poland where exports increased to $71 million (£53 million) – a 20% increase. Date source: SWA Scotch Whisky Exports Review 2015.

Secondary Market

The Secondary Market, which is conducted mostly through private sales and auction houses, has continued to see interest and growth in contrast to sales in the Primary Market.

By looking at the number of lots (single items or groups of items that are being auctioned as one selling unit) listed at auction in the UK each year, we can clearly gauge the amount by which the secondary whisky market has been growing.

During the fiscal year 2016 there were 83,643 lots listed, a growth of approximately 49% on 2015 (55,837 lots listed), an extra 27,806 lots. 2017 saw slightly less growth on 2016 in terms of percentage at 34%, however, this still represented an increase in the number of additional lots listed, at 29,111, rounding out the year at a total of 112,752 lots.

With an average bottle price of just under $403 (£300) and with the assumption of just 70% of lots sold, we estimate that the secondary whisky market in the UK alone could have been worth $31.6 million (£23.6 million) in 2017.

This figure is roughly in line with third-party analysts and consultants who also operate and within the industry.

One of the most expensive bottle to hit UK auctions in 2017 was a 50-year-old Yamazaki, which fetched £62,000 (about US$77,000). Almost twelve months later in January of 2018, a similar Yamazaki 50-year-old bottle was sold at auction in Hong Kong for HK$2.3 million (US$299,000) becoming the most expensive bottle of whisky to be sold at auction. An increase in value of 288% in less than twelve months.

2018 has already seen a slew of highest price record shattered, none more so than the sale of two 60-year-old Macallans from 1926, that both sold for over US$1 million at auction in Hong Kong in May 2018.

In addition, more players have entered the whisky auction market, making buying and selling more accessible to both investors and collectors. The competition is also driving down fees and costs involved in the auction process.

Distilleries, including Strathearn, even used the secondary market during 2017as a primary route-to-market for the sale of its first 100 bottles. Through Whisky Auctioneer, the distillery made between $393 (£315) and $5,180 (£4,150) for the sale of its three-year-old Scotch.

This trend has continued into 2018.

Geopolitical uncertainty continues to drive investor interest towards safe-haven assets such as Gold, Bonds and Cash it has also continued to increase interest in alternative assets such as Art and Whisky.

Looking at the value increase in the rare Scotch Whisky Secondary Market over the last 8 years and taking into account the most recent explosion in prices. It would be reasonable to assume that the public interest in rare whisky will continue to remain high for the years to come.

Notably, the global interest in rare whisky has continued to grow. Although the vast majority of bottles sold within the secondary market are sold in the UK the highest value bottles are being sold in Asia. This gives us huge confidence in our future strategy of pivoting the release of our collection towards Asia as well as traditional markets such as the UK, USA and Europe.

Acquisition Strategy

Historical performance has shown whisky as a collectable to have had a strong increase in demand over the past decade, and Scotch whisky in particular to be the most sought after worldwide. With supplies of aged single malt Scotch whisky continuing to run low, the interest in collectable Scotch in the future is bound to remain strong and the increase in value is set to continue for many more years to come.

We believe that whisky has already proven itself to be a good investment opportunity, providing solid returns and for relatively low risk. However, we believe that in order to see a meaningful rate of return, those who would consider making an investment in rare whisky would need to be prepared to hold their whisky for a sufficient number of years so as to maximize its potential.

Over the years distilleries have been releasing less and less rare whisky onto the markets, drastically lowering the supply. Instead, they have been focusing on supplying the primary consumption market. “Scotch exports have nearly doubled over the past 10 years, to $7 billion (£4.3 billion). According to the Scotch Whisky Association, the US, the world’s leading importer, ships in nearly $1.32 billion (£800 million) worth of the spirit each year; France, at just over $523 million (£390 million), is the second largest.” Data source: https://qz.com/165628/whos-drinking-the-worlds-scotch-whisky/

Rare releases are now strategically used by distilleries as a means to promote brand awareness of their name and their primary consumption orientated products. With more whisky being released to the consumer market and less being aged for rare releases, the prices and interest in old rarer bottles are rising at a rapid rate.

From day one the cornerstone of our acquisition strategy has been to acquire bottles for as close to their current market value or below. With some exceptions, bottles will be acquired for what we would consider to be, above current market value. This would only be for bottles that we project would rapidly increase in value and therefore become profitable in not just the short-term but also in the long-term and at a greater upper value.

Auctioneers fees, initially considered as a necessary evil or a cost of doing business, is an area of concern because of the level of service supplied for the fees paid. This has led us to the conclusion that for the betterment of the collection, our investors and the company, we should look to establish our own online whisky auction within the UK, so as to minimize the amount we have to pay in fees and to maximize the amount of money we have to spend on the assets themselves.

Not only will this provide savings in the long run but it will also provide us with an additional income from fees and commissions we will be able to charge to other users of our auction.

Plans are currently underway to find staff and premises along with the development of our own purpose-built auction website. We aim to launch our auction in the autumn of 2018.

Investments in rare whisky form part of a very niche market, once we have achieved the growth of a substantial rare whisky collection, it will enter a maturation phase for a number of years before being sold off. During this time we intend to move into other asset classes, not just to keep the interest of our investors but also to potentially generate new ones.

We believe that this will be sustainable as a business model and enable us, like other investment firms to offer diversity within our portfolio offering whisky, watches, art, memorabilia, stamps, comics and cars eventually.

Presence in the Market

Presently, Fah Mai Thailand has amassed a significant portfolio of rare whisky assets that it believes will appreciate in value. Fah Mai Thailand believes that it will become one of a very small number of public reporting companies operating in this specific market.

Competition

Fah Mai Thailand specializes in acquiring rare whisky that Fah Mai Thailand believes will significantly appreciate in value over time and can serve as the foundation of a resale business. Since Fah Mai Thailand’s acquisition portfolio is highly specialized and our competition remains relatively small in numbers, we believe that we will have a favorable competitive position in the market as the only US based public company supplier of its distinctly specialized services.

Suppliers

Fah Mai Thailand obtains its assets from auction houses, such as Scotch Whisky Auctions, Ltd., distilleries and specialty online retailers, such as Cask88.com, WhiskyAuctioneer.com and Dekanta.com.

Fah Mai Thailand also engages London City Bond Ltd. to perform services related to warehousing of its assets.

Other than as provided in the foregoing, currently, Fah Mai Thailand has no other principal suppliers or strategic partners.

Customers

Fah Mai Thailand plans on targeting re-sales of the assets in its portfolio to high net worth individuals, specialty retailers and other consumers of high-end rare whisky.

Employees

Fah Mai Thailand has 8 employees.

Effect of Existing or Probable Governmental Regulation

Not applicable.

Costs and Effects of Compliance with Environmental Laws

Not applicable.

Legal Matters

There are no pending, threatened or actual legal proceedings in which Fah Mai Thailand is a party.

THE COMPANY

Fah Mai Holdings,Inc. (“The Company”) was originally named Finch Street Acquisition Corporation (“Finch Street”) and incorporated on July 22, 2016 as a shell corporation under the laws of the State of Delaware to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions.

In August 2016, the Company, as Finch Street, filed a registration statement with the Securities and Exchange Commission on Form 10-12g pursuant to Securities Exchange Act of 1934 and became a public reporting company.

On February 27, 2017, the Company effected a change in control. As part of that change in control, the then officers and directors of the Company resigned, and the Company redeemed 19,500,000 shares of the then 20,000,000 shares of common stock outstanding. Louis Haseman was appointed as an officer and director of the Company and the Company issued 40,000,000 shares of common stock to Mr. Haseman. In addition, the Company changed its name to Fah Mai Holdings, Inc.

On June 8, 2018, Fah Mai Holdings, Inc., a Delaware corporation (the “Company” or “Fah Mai Delaware”), entered into a merger agreement (the “Merger Agreement”) with Fah Mai Holdings Co., Ltd., a private company organized under the laws of the Thailand (“Fah Mai Thailand”). Under the Merger Agreement, the Company issued to the shareholders of Fah Mai Thailand 400,000 shares of its common stock, valued at $0.0001 per share, in exchange for all of the issued and outstanding equity securities of Fah Mai Thailand (the “Merger”). Mr. Louis Haseman, who is an officer, director and shareholder of the Company, was an officer and equity holder of Fah Mai Thailand prior to the Merger. As a result of the Merger, Fah Mai Thailand has merged into the Company and ceased to exist. As such the Company has taken over the operations and business plan of Fah Mai Thailand.

The Company’s corporate offices are located at 1000/196, 199 Liberty Building, 3rd Floor, Sukhumvit 55 Road, Klongton Nua, Wattana, Bangkok 10110. The Company’s telephone number is +66 807 0617.

As a public reporting company pursuant to the Securities Exchange Act, the Company files with the Securities and Exchange Commission quarterly and annual reports and management shareholding information. The Company intends to deliver a copy of its annual report to its security holders, and will voluntarily send a copy of the annual report, including audited financial statements, to any registered shareholder who requests the same.

The Company’s documents filed with the Securities and Exchange Commission may be inspected at the Commission’s principal office in Washington, D.C. Copies of all or any part of the registration statement may be obtained from the Public Reference Section of the Securities and Exchange Commission, 100 F Street N.E., Washington, D.C. 20549. Call the Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms. The Securities and Exchange Commission also maintains a web site at http://www.sec.gov that contains reports, proxy statements and information regarding registrants that file electronically with the Commission.

Emerging Growth Company

The Company qualifies as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act which became law in April 2012. The definition of an “emerging growth company” is a company with an initial public offering of common equity securities which occurred after December 8, 2011 and has less than $1 billion of total annual gross revenues during last completed fiscal year. The disclosure regarding the company and The Jumpstart Our Business Startups Act is incorporated herein by reference from the Form 10-12G originally filed on August 9, 2016, as amended.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

Overview

References to the financial condition and performance below in this section “Management’s Discussion and Analysis of Financial Condition and Results of Operations” are to Fah Mai Thailand, which was merged into the Company as a result of the Merger.

As of March 31, 2018, Fah Mai Thailand had stockholders’ deficit of $337,915, and a cash balance of $7,461. During the year ended December 31, 2017, Fah Mai Thailand incurred a net loss of $254,787 and had stockholders’ deficit of $255,468.

Fah Mai Thailand anticipates that it would need approximately $281,000 over the next 12 months to continue as a going concern and expand its operations in accordance with its current business plan. Fah Mai Thailand’s management and several shareholders plan to continue to fund Fah Mai Thailand’s operations during the next 12 months or until Fah Mai Thailand can generate an ongoing source of capital sufficient to independently continue its operations.

As of March 31, 2018, Fah Mai Thailand had an accumulated deficit of $336,587. These matters raise substantial doubt about Fah Mai Thailand’s ability to continue as a going concern. Fah Mai Thailand’s continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations, which it has not been able to accomplish to date, and /or obtain additional financing from its stockholders and/or other third parties.

Fah Mai Thailand’s independent auditors have expressed substantial doubt as to the ability of Fah Mai Thailand to continue as a going concern. Unless Fah Mai Thailand is able to generate sufficient cash flow from operations and/or obtain additional financing, there is a substantial doubt as to the ability of Fah Mai Thailand to continue as a going concern.

Revenues and Losses

During the three months ended March 31, 2018, Fah Mai Thailand posted net revenues of $0, total operating expenses of $82,700, consisting of general and administrative expenses of $82,700, and a net loss of $81,800.

During the year ended December 31, 2017, Fah Mai Thailand posted net revenues of $0, total operating expenses of $255,217, consisting of general and administrative expenses of $255,217, and a net loss of $254,787.

Liquidity and Capital Resources

As of March 31, 2018, Fah Mai Thailand had cash available of $7,461.

There is no assurance that Fah Mai Thailand’s activities will generate sufficient revenues to sustain its operations without additional capital, or if additional capital is needed, that such funds, if available, will be obtainable on terms satisfactory to Fah Mai Thailand. Accordingly, given Fah Mai Thailand’s limited cash and cash equivalents on hand, Fah Mai Thailand will be unable to implement its business plans and proposed operations unless it obtains additional financing or otherwise is able to generate revenues and profits. Fah Mai Thailand may raise additional capital through sales of debt or equity, obtain loan financing or develop and consummate other alternative financial plans.

Discussion of Three Months ended March 31, 2018

As of March 31, 2018, Fah Mai Thailand has not generated any revenues because Fah Mai Thailand is still in the early stages of its development and has yet to fully implement its plans for commercialization.

During the three months ended March 31, 2018, Fah Mai Thailand posted a net loss of $81,800 as a result of operating expenses related to the development of Fah Mai Thailand’s business.

As of March 31, 2018, Fah Mai Thailand has not generated any profits because Fah Mai Thailand is still in the early stages of its development and has yet to fully implement its plans for commercialization.

Operating expenses were $82,700 for the three months ended March 31, 2018, consisting of general and administrative expenses of $82,700.

During the three months ended March 31, 2018, Fah Mai Thailand used cash in operating activities of $90,233. During such period, Fah Mai Thailand also received cash from financing activities in the amount of $71,728.

As of March 31, 2018, Fah Mai Thailand had $7,461 in cash.

There is no comparison to the three months ended March 31, 2017 because Fah Mai Thailand was formed in May 2017.

Discussion of Year ended December 31, 2017

As of December 31, 2017, Fah Mai Thailand has not generated any revenues because Fah Mai Thailand is still in the early stages of its development and has yet to fully implement its plans for commercialization.

During the year ended December 31, 2017, Fah Mai Thailand posted a net loss of $254,787 as a result of operating expenses related to the development of Fah Mai Thailand’s business.

As of December 31, 2017, Fah Mai Thailand has not generated any profits because Fah Mai Thailand is still in the early stages of its development and has yet to fully implement its plans for commercialization.

Operating expenses were $255,217 for the year ended December 31, 2017, consisting of general and administrative expenses of $255,217.

During the year ended December 31, 2017, Fah Mai Thailand used cash in operating activities of $378,933. During such period, Fah Mai Thailand also received cash from financing activities in the amount of $403,025.

As of December 31, 2017, Fah Mai Thailand had $25,012 in cash.

There is no comparison to the year ended December 31, 2016 because Fah Mai Thailand was formed in May 2017.

Off-Balance Sheet Arrangements

The Company has no off-balance sheet arrangements.

Equipment Financing

The Company has no existing equipment financing arrangements.

Potential Revenue

The Company intends to earn revenue from executing its business plan. Specifically, the Company plans to generate revenues from resales of its alternative assets holdings, through operations of “member only” clubs and through online whisky auctions.

We see the opportunity for additional income through the creation of both our independent bottling company and our online whisky auction. The creation of these two additional entities is primarily to benefit the rare whisky collection.

Our bottling label Platinum Cask LTD, has been created to act as the primary channel by which we will sell the assets held in the rare whisky collection at such a time as we see fit. The creation of the Platinum Cask brand at such an early stage in the collections lifespan is purely to build brand awareness and confidence. Therefore, increasing the potential profitability of the rare whisky assets in years to come.

In order to build awareness of the Platinum Cask brand, we intend to bottle and sell our own whisky which will be sourced and selected from our own cask collection that forms a small part of the greater rare whisky collection. This process of collecting, trading and bottling of our own casks will generate an additional income for FMH via Platinum Cask LTD.

The creation of our own Online Whisky Auction will also directly benefit the rare whisky collection, whilst also offering an opportunity to generate additional income. By creating our own whisky auction, the collection will directly benefit by avoiding the cost of auctioneers’ fees that we currently pay to third-party auction companies. The money we spend on fees that currently run between 10 to 15% before tax, can be partly re-channeled into the promotion and operation of the auction company itself. This would grow the number customers using the service, increasing the number of bottles that we would have access to at a zero-fee rate and also providing extra income through fee we would be able to charge our customers for using our service.

We do not anticipate needing to spend as much on the operation of our own whisky auction as we currently do on fees when acquiring bottles from third parties. This would enable us to direct more money to the collection itself.

Alternative Financial Planning

The Company has no alternative financial plans at the moment. If the Company is not able to successfully raise monies as needed through a private placement or other securities offering (including, but not limited to, a primary public offering of securities), the Company’s ability to survive as a going concern and implement any part of its business plan or strategy will be severely jeopardized. If the Company is unable to raise funds through equity sales or otherwise, the Company may also consider selling some of its holdings in the future to finance other operations.

The Company does not anticipate that it will generate revenue sufficient to cover its planned operating expenses, and the Company must obtain additional financing in order to develop and implement its business plan and proposed operations. If the Company is not successful in generating sufficient revenues and/or obtaining additional funding to develop its business plan and proposed operations, this could have a material adverse effect on its business, results of operations liquidity and financial condition.

The Company does not anticipate that it will generate revenue sufficient to cover its planned operating expenses, and the Company must obtain additional financial in order to develop and implement its business plan and proposed operations. If the Company is not successful in generating sufficient revenues and/or obtaining additional funding to develop its business plan and proposed operations, this could have a material adverse effect on its business, results of operations liquidity and financial condition.

Critical Accounting Policies

Basis of Presentation

The summary of significant accounting policies presented below is designed to assist in understanding the Company’s financial statements. Such financial statements and accompanying notes are the representations of the Company’s management, who are responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America (“GAAP”) in all material respects, and have been consistently applied in preparing the accompanying financial statements. The Company has not earned any revenue from operations since inception. The Company chose December 31st as its fiscal year end.

The accompanying unaudited condensed financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. generally accepted accounting principles have been condensed or omitted in accordance with such rules and regulations. The information furnished in the interim financial statements includes normal recurring adjustments and reflects all adjustments, which, in the opinion of management, are necessary for a fair presentation of such financial statements. Although management believes the disclosures and information presented are adequate to make the information not misleading, it is suggested that these interim financial statements be read in conjunction with the Company’s audited financial statements and notes thereto included in its Form 10-K for the year ended December 31, 2017. Operating results for the three months ended March 31, 2018 are not necessarily indicative of the results to be expected for the year ending December 31, 2018.

Basis of Valuing Whisky Inventory

The Company purchases rare Scotch whisky for collection and possible marketing and re-sale. The inventory is recorded at the lower of cost (purchase price including fees) or market.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents. There were no cash equivalents as of March 31, 2018 and December 31, 2017.

Inventory

The Company records inventory at the lower of cost (purchase price plus fees) or market.

Revenue Recognition

Revenue is recognized from sales when persuasive evidence of an arrangement exists, the price is determinable, the product has been delivered, the title has been transferred to the customer and collection of the sales price is reasonably assured.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. The Company places its cash with high quality banking institutions.

Foreign Currency Translation

The Company has functional currencies in the Thailand Baht and its reporting currency is the United States Dollar (“USD”). Management has adopted ASC 830-20, Foreign Currency Matters – Foreign Currency Transactions All assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. For revenues and expenses, the weighted average exchange rate for the period is used. Gains and losses arising on translation of foreign currency denominated transactions are included in Other Comprehensive Income (Loss). Unless otherwise indicated, all currencies throughout this document are presented in USD.

Other Comprehensive Loss

ASC 220, Other Comprehensive Loss, establishes standards for the reporting and display of other comprehensive loss and its components in the consolidated financial statements. At March 31, 2018 and December 31, 2017, respectively, the Company had $1,328 and $681 of accumulated other comprehensive loss, relating to foreign currency translation.

Fair Value of Financial Instruments

In accordance with ASC 820, the carrying value of cash and cash equivalents and accounts payable approximates fair value due to the short-term maturity of these instruments. ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1- Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

Level 2- Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.

Level 3- Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The carrying amounts reported in the balance sheets for cash, accounts payable and accrued expenses approximate their fair market value based on the short-term maturity of these instruments.

Net Loss per Share

The computation of earnings per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements. The net income (loss) per share is computed by dividing the net income (loss) by the weighted average number of shares of common outstanding. As of March 31, 2018 and December 31, 2017, respectively, there are no potentially dilutive common stock equivalents.

MANAGEMENT

Officers and Directors

Louis Haseman serves as the sole officer and director of the Company. Mr. Haseman also serves as the sole officer and director of Fah Mai Thailand.

Louis Joseph Haseman, age 33, serves as President, Secretary, Chief Financial Officer and sole director of the Company. From 2010 to the present, Mr. Haseman has been the director and owner of HGT Co., Ltd. with two operating brands: Exotic Golf Holidays which specializes in golf holidays located around the Indian Ocean and Quality Health Travel which specializes in medical tourism including plastic surgery, hip replacements and stem cell treatment. From 2011 to the present, Mr. Haseman has served as the owner of Sunscreen Island Co., Ltd. which is the exclusive importer and distributor of the Island Tribe sunscreen brand in Thailand and the Philippines. Since 2012 to the present, Mr. Haseman has also been part owner of Epikurean Resorts, a luxury hotel and resorts management and development company. From 2015 to 2016, Mr. Haseman was the owner of Euro Facade Tech Thailand Co., Ltd., a global containment wall and design company.

Director Compensation

Directors do not receive any compensation for serving on the Board of Directors.

Committees and Terms

The Board of Directors has not established any committees. The Company will notify its shareholders for an annual shareholder meeting and that they may present proposals for inclusion in the Company’s proxy statement to be mailed in connection with any such annual meeting; such proposals must be received by the Company at least 90 days prior to the meeting. No other specific policy has been adopted in regard to the inclusion of shareholder nominations to the Board of Directors.

Indemnification of Officers, Directors, Employees and Agents

The Certificate of Incorporation and bylaws of the Company provide that the Company shall, to the fullest extent permitted by applicable law, as amended from time to time, indemnify all directors of the Company, as well as any officers or employees of the Company to whom the Company has agreed to grant indemnification.

Section 145 of the Delaware General Corporation Law empowers a corporation to indemnify its directors and officers and to purchase insurance with respect to liability arising out of their capacity or status as directors and officers provided that this provision shall not eliminate or limit the liability of a director (I) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) arising under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

The Delaware General Corporation Law provides further that the indemnification permitted thereunder shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s by-laws, any agreement, vote of shareholders or otherwise.

The effect of the foregoing is to require the Company to indemnify the officers and directors of the Company for any claim arising against such persons in their official capacities if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, MAY BE PERMITTED TO DIRECTORS, OFFICERS OR PERSONS CONTROLLING THE COMPANY PURSUANT TO THE FOREGOING PROVISIONS, IT IS THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS THEREFORE UNENFORCEABLE.

EXECUTIVE COMPENSATION

Summary Compensation

Louis Haseman is currently the only officer and director of the Company. Mr. Haseman has also served as the only officer and director of Fah Mai Thailand. Mr. Haseman received no compensation from either company for his services as an officer or director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The following table sets forth information with respect to ownership of issued and outstanding stock of the Company as of the date hereof by each executive officer and director of the Company and any person or group known by the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities:

	Shares Owned	Percentage Of Class (1)

Louis Haseman (2)	40,180,000	92%
President, and Director

(1)	Based on 43,419,532 shares outstanding.
(2)	Consists of 40,000,000 common stock shares initially owned in the Company as a result of the change in control and 180,000 common stock shares received pursuant to the Merger.

MARKET PRICE OF AND DIVIDENDS AND RELATED STOCKHOLDER MATTERS

Dividends

The Company has not paid any dividends to date. The Company has not made any determination about if and when it will pay dividends on its common stock.

Preferred Stock

The Company has 20,000,000 authorized undesignated shares of preferred stock. No preferred stock has been designated nor issued.

Market Price

There is no public market for the Company’s common stock and there is no market price for the Company’s common stock.

Disclosure of Commission Position on Indemnification for Securities Act Liabilities

The Company’s Certificate of Incorporation include an indemnification provision that provides that the Company shall indemnify directors against monetary damages to the Company or any of its shareholders by reason of a breach of the director’s fiduciary except (i) for any breach of the director’s duty of loyalty to the Company or its shareholders or (ii) for acts or omissions not in good faith or which involve intentional misconduct of (iii) for unlawful payment of dividend or unlawful stock purchase or redemption or (iv) for any transaction from which the director derived an improper personal benefit.

The Bylaws of the Company provide that the Company shall, to the fullest extent permitted by applicable law, as amended from time to time, indemnify all directors of the Company, as well as any officers or employees of the Company to whom the Company has agreed to grant indemnification. Section 145 of the Delaware General Corporation Law (“DCL”) empowers a corporation to indemnify its directors and officers and to purchase insurance with respect to liability arising out of their capacity or status as directors and officers provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) arising under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. The Delaware General Corporation Law provides further that the indemnification permitted thereunder shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s by-laws, any agreement, vote of shareholders or otherwise.

The effect of the foregoing is to require the Company to indemnify the officers and directors of the Company for any claim arising against such persons in their official capacities if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The Certificate of Incorporation does not specifically indemnify the officers or directors or controlling persons against liability under the Securities Act.

The Securities and Exchange Commission’s position on indemnification of officers, directors and control persons under the Securities Act by the Company is as follows:

INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933 MAY BE PERMITTED TO DIRECTORS, OFFICERS AND CONTROLLING PERSONS OF THE SMALL BUSINESS ISSUER PURSUANT TO THE RULES OF THE COMMISSION, OR OTHERWISE, THE SMALL BUSINESS ISSUER HAS BEEN ADVISED THAT IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS, THEREFORE, UNENFORCEABLE.

ITEM 3.02 Recent Sales of Unregistered Securities

The Company has issued the following securities in the last three (3) years. Such securities were issued pursuant to exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering, as noted below. Each of these transactions was issued as part of a private placement of securities by the Company in which (i) no general advertising or solicitation was used, and (ii) the investors purchasing securities were acquiring the same for investment purposes only, without a view to resale.

Since inception, the Company has issued shares of common stock as follows:

The Company (as Finch Street Acquisition Corporation) issued and aggregate of 20,000,000 shares on formation in July 2016 pro rata (10,000,000 each) to James Cassidy and James McKillop, at a cost basis equal to $0.0001 per share, of which all but an aggregate of 500,000 shares were redeemed.

In February 2017, the Company issued 40,000,000 shares of its common stock to Louis Haseman, at a purchase price equal to $0.0001 per share, as part of a change in control.

Between April 17, 2017 and December 31, 2017, the Company issued 790,970 shares of common stock to 53 individuals at $0.45 - $0.50 per share and received $394,066 in cash pursuant to a private placement offering limited to offshore transactions in reliance on the exemption from registration under Regulation S of the Securities Act.

Between January 1, 2018 and June 5, 2018, the Company issued 704,511 shares of common stock to 30 individuals at $0.30 - $0.65 per share and received $338,725 in cash pursuant to a private placement offering limited to offshore transactions in reliance on the exemption from registration under Regulation S of the Securities Act.

On June 8, 2018, pursuant to the Merger, the Company issued 400,000 shares of its common stock, valued at $0.0001 per share, to the shareholders of Fah Mai Thailand in exchange for all the outstanding shares of Fah Mai Thailand. Louis Haseman, an officer, director and shareholder of Fah Mai Thailand, is also an officer and director of the Company.

ITEM 5.06 Change in Shell Company Status

The Company has acquired Fah Mai Holdings Co., Ltd. (Fah Mai Thailand), a company formed under the laws of the Thailand, which is an operating and ongoing business and has a defined business plan and operations. Accordingly, the Company has commenced operations and is no longer deemed to be a shell company.

ITEM 9.01 Financial Statements and Exhibits

The audited financial statements of Fah Mai Thailand are included herewith.

Exhibits

Certain exhibits listed below are incorporated by reference as so marked with the date and filing with which such exhibits were filed with the Securities and Exchange Commission).

2.1*	Agreement and Plan of Merger between Fah Mai Holdings, Inc. and Fah Mai Holdings Co., Ltd.
3.1	Certificate of Incorporation (filed as exhibit to the Form 10-12G filed August 9, 2016)
3.2	By-laws (filed as exhibit to the Form 10-12G filed August 9, 2016)
3.3	Sample stock certificate (filed as exhibit to the Form 10-12G filed August 9, 2016)
99.1*	Pro forma financial statements

*	Filed herewith

FINANCIAL STATEMENTS

March 31, 2018

F-1

Fah Mai Holdings Co. Ltd.

Condensed Balance Sheets

(Unaudited)

	March 31, 2018	December 31, 2017
ASSETS
CURRENT ASSETS
Cash	$7,461	$25,012
Prepaid Expenses	414	1,318
Inventory	142,917	127,573
Total Current Assets	150,792	153,903

TOTAL ASSETS	$150,792	$153,903

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES
Notes Payable - Related Parties	$99,998	$142,942
Advances from Related Entities - in anticipation of merger	388,709	266,429
Total Current Liabilities	488,707	409,371

STOCKHOLDERS’ DEFICIT
Common stock; $3.062 par value, 40,000 shares authorized; 40,000 shares issued and outstanding	122,480	122,480
Additional Paid-in Capital	(122,480)	(122,480)
Accumulated Deficit	(336,587)	(254,787)
Accumulated Other Comprehensive Loss	(1,328)	(681)
Total Stockholders’ Deficit	(337,915)	(255,468)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$150,792	$153,903

The accompanying notes are an integral part of the unaudited financial statements.

F-2

Fah Mai Holdings Co. Ltd.

Condensed Statement of Operations

(Unaudited)

For the Three Months Ended March 31, 2018
REVENUES	$-

OPERATING EXPENSES
General and Administrative Expenses	82,700
Total Operating Expenses	(82,700)

OPERATING LOSS	(82,700)

Other Income (Expense)	900

NET LOSS BEFORE INCOME TAXES	(81,800)
Provision for Income Taxes	-
NET LOSS	$(81,800)

BASIC AND DILUTED LOSS PER SHARE	$(2.05)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	40,000

Other Comprehensive Loss
Exchange Differences arising on translating Foreign Operations	(647)
Total Comprehensive Loss	$(82,447)

The accompanying notes are an integral part of the unaudited financial statements.

F-3

Fah Mai Holdings Co. Ltd.

Condensed Statement of Cash Flows

(Unaudited)

For the Three Months Ended March 31, 2018
OPERATING ACTIVITIES
Net loss	$(81,800)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities
Whisky inventory	(9,387)
Prepaid expenses	954
Net Cash Used in Operating Activities	(90,233)

INVESTING ACTIVITIES
Net Cash Used in Investing Activities	-

FINANCING ACTIVITIES
Repayment of notes payable - related parties	(58,215)
Proceeds from notes payable - related parties	9,223
Proceeds from advances from related entities - in anticipation of merger	120,720
Net Cash Provided by Financing Activities	71,728
Effect of Exchange Rate Changes on Cash	954
NET DECREASE IN CASH	(17,551)
CASH AT BEGINNING OF PERIOD	25,012

CASH AT END OF PERIOD	$7,461

The accompanying notes are an integral part of the unaudited financial statements.

F-4

FAH MAI HOLDINGS, CO. LTD.

Notes to Unaudited Condensed Financial Statements

March 31, 2018

NOTE 1 – DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Nature of Operations

Fah Mai Holdings, Co. Ltd. (“Fah Mai Thailand”) was organized on May 12, 2017 under the laws of Thailand to engage in any lawful undertaking, including, but not limited to, providing administrative services and to purchase, collect and/or resale rare and collectible whisky and spirits. Fah Mai Thailand is contemplating a combination with a related entity, but no agreements are currently in place, and no assurances can be given that Fah Mai Thailand will be successful in this merger. Fah Mai Thailand has been provided administrative services and has purchased rare whisky in anticipation of the merger with the targeted related entity.

Basis of Presentation

The summary of significant accounting policies presented below is designed to assist in understanding Fah Mai Thailand’s financial statements. Such financial statements and accompanying notes are the representations of Fah Mai Thailand’s management, who are responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America (“GAAP”) in all material respects, and have been consistently applied in preparing the accompanying financial statements. Fah Mai Thailand has not earned any revenue from operations since inception. Fah Mai Thailand chose December 31st as its fiscal year end.

The accompanying unaudited condensed financial statements have been prepared by Fah Mai Holdings Co. Ltd. (Fah Mai Thailand) pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. generally accepted accounting principles have been condensed or omitted in accordance with such rules and regulations. The information furnished in the interim financial statements includes normal recurring adjustments and reflects all adjustments, which, in the opinion of management, are necessary for a fair presentation of such financial statements. Although management believes the disclosures and information presented are adequate to make the information not misleading, it is suggested that these interim financial statements be read in conjunction with Fah Mai Thailand’s audited financial statements and notes thereto for the year ended December 31, 2017 attached in this filing. Operating results for the three months ended March 31, 2018 are not necessarily indicative of the results to be expected for the year ending December 31, 2018.

Basis of Valuing Whisky Inventory

Fah Mai Thailand purchases rare Scotch whisky for collection and possible marketing and re-sale. The inventory is recorded at the lower of cost (purchase price including fees) or market.

NOTE 2 – GOING CONCERN

Fah Mai Thailand has not yet generated any revenue since inception to date and has sustained an operating loss of $81,800 for the three months ended March 31, 2018. Fah Mai Thailand had a working capital deficit of $337,915 and an accumulated deficit of $336,587 as of March 31, 2018. Fah Mai Thailand’s continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations and from stockholders to meet its obligations and/or obtaining additional financing from its members or other sources, as may be required.

Fah Mai Thailand’s independent auditors have issued a report raising substantial doubt about Fah Mai Thailand’s ability to continue as a going concern. At present, Fah Mai Thailand has no operations and the continuation of Fah Mai Co. Ltd. as a going concern is dependent upon financial support from its stockholders and its ability to obtain necessary equity financing to continue operations.

F-5

FAH MAI HOLDINGS, CO. LTD.

Notes to Unaudited Condensed Financial Statements

March 31, 2018

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Fah Mai Thailand considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents. Fah Mai Thailand had $7,461 and $25,012 in cash equivalents as of March 31, 2018 and December 31, 2017, respectively.

Inventory

Fah Mai Thailand records inventory at the lower of cost (purchase price plus fees) or market.

Revenue Recognition

Revenue is recognized from sales when persuasive evidence of an arrangement exists, the price is determinable, the product has been delivered, the title has been transferred to the customer and collection of the sales price is reasonably assured.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. The Company places its cash with high quality banking institutions.

Foreign Currency Translation

Fah Mai Thailand’s functional currency is the Thailand Baht and its reporting currency is the United States dollar. Management has adopted ASC 830-20, Foreign Currency Matters – Foreign Currency Transactions All assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. For revenues and expenses, the weighted average exchange rate for the period is used. Gains and losses arising on translation of foreign currency denominated transactions are included in Other Comprehensive Income (Loss), while gains and losses on foreign currency transactions are recorded in the period of settlement as Other Income (Expense).

Other Comprehensive Loss

ASC 220, Other Comprehensive Loss, establishes standards for the reporting and display of other comprehensive loss and its components in the consolidated financial statements. At March 31, 2018 and December 31, 2017, respectively, Fah Mai Thailand had $1,328 and $681 of accumulated other comprehensive loss, relating to foreign currency translation.

Fair Value of Financial Instruments

In accordance with ASC 820, the carrying value of cash and cash equivalents and accounts payable approximates fair value due to the short-term maturity of these instruments. ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1- Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

F-6

FAH MAI HOLDINGS, CO. LTD.

Notes to Unaudited Condensed Financial Statements

March 31, 2018

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair Value of Financial Instruments (Continued)

Level 2- Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.

Level 3- Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The carrying amounts reported in the balance sheets for cash, accounts payable and accrued expenses approximate their fair market value based on the short-term maturity of these instruments.

Net Loss per Share

The computation of earnings per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements. The net income (loss) per share is computed by dividing the net income (loss) by the weighted average number of shares of common outstanding. As of March 31, 2018 and December 31, 2017, respectively, there are no potentially dilutive common stock equivalents.

NOTE 4 – PREPAID EXPENSES

As of March 31, 2018 and December 31, 2017, Fah Mai Thailand had prepaid expenses of $414 and $1,318, respectively. These prepaid expenses consist of annual contracts for software. The cost of these contracts is being amortized over the life of the contract.

NOTE 5 – WHISKY INVENTORY

As of March 31, 2018 and December 31, 2017, Fah Mai Thailand had a whisky inventory of $142,917 and $127,573, respectively. The inventory is recorded at the lower of cost (purchase price plus fees) or market. The inventory is made up of rare or special whisky that Fah Mai Thailand is acquiring to collect, market, and sell.

NOTE 6 – NOTES PAYABLE – RELATED PARTIES

During the three months ended March 31, 2018 and the year ended December 31, 2017, Fah Mai Thailand had amounts outstanding to related parties in the amount of $99,998 and $142,942, respectively. Fah Mai Thailand made payments to these related parties in the amount of $58,215 and $30,438, respectively, throughout the periods. These notes bear no interest rate associated with them and are due on demand.

NOTE 7 – ADVANCES FROM RELATED ENTITY

As of March 31, 2018 and December 31, 2017, Fah Mai Thailand had received funds from a related party entity in the amount of $388,709 and $266,429, respectively, in anticipation of merging the entity with the Company. Fah Mai Thailand is not considered a variable interest entity because it is not dependent upon financial support from the Company. Fah Mai Thailand has recorded advances payable to a related entity (in anticipation of the merger) on its books for these funds.

NOTE 8 – SUBSEQUENT EVENTS

Management has evaluated subsequent events, in accordance with FASB ASC Topic 855, “Subsequent Events,” through the date of this filing, the date which the financial statements were available to be issued and there are no material subsequent events, except as detailed below:

From April 1, 2018 through June 5, 2018, Fah Mai Thailand received additional net proceeds of $207,889 in advances from a related entity in anticipation of the merger. Fah Mai Thailand has recorded an advance from a related party on its books for these funds.

F-7

FINANCIAL STATEMENTS

December 31, 2017

F-8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Fah Mai Holdings Co., Ltd.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Fah Mai Holdings Co., Ltd., (the Company) as of December 31 2017, and the related statement of operations, stockholders’ equity (deficit), and cash flows for the year then ended, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring losses and has no operations which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Pinnacle Accountancy Group of Utah

We have served as the Company’s auditor since February 2018.

Pinnacle Accountancy Group of Utah

Farmington, Utah

June 12, 2018

F-9

Fah Mai Holdings Co. Ltd.

Balance Sheet

December 31, 2017
ASSETS
CURRENT ASSETS
Cash	$25,012
Prepaid Expenses	1,318
Inventory	127,573
Total Current Assets	153,903

TOTAL ASSETS	$153,903

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES
Notes Payable - Related Parties	$142,942
Advances from Related Entities - in anticipation of merger	266,429
Total Current Liabilities	409,371

STOCKHOLDERS’ DEFICIT
Common stock; $3.062 par value, 40,000 shares authorized; 40,000 shares issued and outstanding at December 31, 2017	122,480
Additional Paid-in Capital	(122,480)
Accumulated Deficit	(254,787)
Accumulated Other Comprehensive Loss	(681)
Total Stockholders’ Deficit	(255,468)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$153,903

The accompanying notes are an integral part of the audited financial statements.

F-10

Fah Mai Holdings Co. Ltd.

Statement of Operations

For the Period from May 12, 2017 (Inception) to December 31, 2017
REVENUES	$-

OPERATING EXPENSES
General and Administrative Expenses	255,217
Total Operating Expenses	(255,217)

OPERATING LOSS	(255,217)

Interest Income	40
Other Income (Expense)	642
Gain (Loss) on Foreign Currency Exchange	(252)

NET LOSS BEFORE INCOME TAXES	(254,787)
Provision for Income Taxes	-
NET LOSS	$(254,787)

BASIC AND DILUTED LOSS PER SHARE	$(6.37)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	40,000

Other Comprehensive Loss
Exchange Differences arising on translating Foreign Operations	(681)
Total Comprehensive Loss	$(255,468)

The accompanying notes are an integral part of the audited financial statements.

F-11

Fah Mai Holdings Co. Ltd.

Statement of Stockholders’ Deficit

	Preferred Stock		Common Stock		Additional Paid-In	Deficit	Accumulated Other Comprehensive	Total Stockholders’
	Shares	Amount	Shares	Amount	Capital	Accumulated	Loss	Deficit

Balance, May 12, 2017 (Inception)	-	$-	-	$-	$-	$-	$-	$-

Issuance of common stock - founder shares	-	-	40,000	122,480	(122,480)	-	-	-

Foreign currency translation	-	-	-	-	-	-	(681)	(681)

Net loss for the period	-	-	-	-	-	(254,787)	-	(254,787)
Balance, December 31, 2017	-	$-	40,000	$122,480	$(122,480)	$(254,787)	$(681)	$(255,468)

The accompanying notes are an integral part of the audited financial statements.

F-12

Fah Mai Holdings Co. Ltd.

Statement of Cash Flows

For the Period from May 12, 2017 (Inception) to December 31, 2017
OPERATING ACTIVITIES
Net loss	$(254,787)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities
Whisky inventory	(122,877)
Prepaid expenses	(1,269)
Net Cash Used in Operating Activities	(378,933)

INVESTING ACTIVITIES
Net Cash Used in Financing Activities	-

FINANCING ACTIVITIES
Repayment of notes payable - related parties	(30,438)
Proceeds from notes payable - related parties	168,118
Proceeds from advances from related entities - in anticipation of merger	265,345
Net Cash Provided by Financing Activities	403,025
Effect of Exchange Rate Changes on Cash	920
NET INCREASE (DECREASE) IN CASH	25,012
CASH AT BEGINNING OF PERIOD	-

CASH AT END OF PERIOD	$25,012

The accompanying notes are an integral part of the audited financial statements.

F-13

FAH MAI HOLDINGS, CO. LTD.

Notes to Financial Statements

December 31, 2017

NOTE 1 – DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Nature of Operations

Fah Mai Holdings, Co. Ltd. (“Fah Mai Thailand”) was organized on May 12, 2017 under the laws of Thailand to engage in any lawful undertaking, including, but not limited to, providing administrative services and to purchase, collect and/or resale rare and collectible whisky and spirits. Fah Mai Thailand is contemplating a combination with a related entity, but no agreements are currently in place, and no assurances can be given that Fah Mai Thailand will be successful in this merger. Fah Mai Thailand has been provided administrative services and has purchased rare whisky in anticipation of the merger with the targeted related entity.

Basis of Presentation

The summary of significant accounting policies presented below is designed to assist in understanding Fah Mai Thailand’s financial statements. Such financial statements and accompanying notes are the representations of Fah Mai Thailand’s management, who are responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America (“GAAP”) in all material respects, and have been consistently applied in preparing the accompanying financial statements. Fah Mai Thailand has not earned any revenue from operations since inception. Fah Mai Thailand chose December 31st as its fiscal year end.

Basis of Valuing Whisky Inventory

Fah Mai Thailand purchases rare Scotch whisky for collection and possible marketing and re-sale. The inventory is recorded at the lower of cost (purchase price including fees) or market.

NOTE 2 – GOING CONCERN

Fah Mai Thailand has not yet generated any revenue since inception to date and has sustained an operating loss of $254,787 for the year ended December 31, 2017. Fah Mai Thailand had a working capital deficit of $255,468 and an accumulated deficit of $254,787 as of December 31, 2017. Fah Mai Thailand’s continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations and from stockholders to meet its obligations and/or obtaining additional financing from its members or other sources, as may be required.

Fah Mai Thailand’s independent auditors have issued a report raising substantial doubt about Fah Mai Thailand’s ability to continue as a going concern. At present, Fah Mai Thailand has no operations and the continuation of Fah Mai Co. Ltd. as a going concern is dependent upon financial support from its stockholders and its ability to obtain necessary equity financing to continue operations.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Fah Mai Thailand considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents. There was $25,012 in cash and cash equivalents as of December 31, 2017.

F-14

FAH MAI HOLDINGS, CO. LTD.

Notes to Financial Statements

December 31, 2017

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Inventory

Fah Mai Thailand records inventory at the lower of cost (purchase price plus fees) or market.

Revenue Recognition

Revenue is recognized from sales when persuasive evidence of an arrangement exists, the price is determinable, the product has been delivered, the title has been transferred to the customer and collection of the sales price is reasonably assured.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. Fah Mai Thailand places its cash with high quality banking institutions.

Foreign Currency Translation

Fah Mai Thailand has functional currencies in the Thailand Baht and its reporting currency is the United States dollar. Management has adopted ASC 830-20, Foreign Currency Matters – Foreign Currency Transactions All assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. For revenues and expenses, the weighted average exchange rate for the period is used. Gains and losses arising on translation of foreign currency denominated transactions are included in Other Comprehensive Income (Loss), while gains and losses on foreign currency transactions are recorded in the period of settlement as Other Income (Expense).

Other Comprehensive Loss

ASC 220, Other Comprehensive Loss, establishes standards for the reporting and display of other comprehensive loss and its components in the consolidated financial statements. At December 31, 2017, Fah Mai Thailand had $681 of accumulated other comprehensive loss, relating to foreign currency translations.

Fair Value of Financial Instruments

In accordance with ASC 820, the carrying value of cash and cash equivalents and accounts payable approximates fair value due to the short-term maturity of these instruments. ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1- Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

Level 2- Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.

Level 3- Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The carrying amounts reported in the balance sheets for cash, accounts payable and accrued expenses approximate their fair market value based on the short-term maturity of these instruments.

F-15

FAH MAI HOLDINGS, CO. LTD.

Notes to Financial Statements

December 31, 2017

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Loss per Share

The computation of earnings per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements. The net income (loss) per share is computed by dividing the net income (loss) by the weighted average number of shares of common outstanding. As of December 31, 2017, there are no potentially dilutive common stock equivalents.

NOTE 4 – PREPAID EXPENSES

As of December 31, 2017, Fah Mai Thailand had prepaid expenses of $1,318. These prepaid expenses consist of annual contracts for software. The cost of these contracts is being amortized over the life of the contract.

NOTE 5 – WHISKY INVENTORY

As of December 31, 2017, Fah Mai Thailand had a whisky inventory of $127,573. The inventory is recorded at the lower of cost (purchase price plus fees) or market. The inventory is made up of rare or special whisky that Fah Mai Thailand is acquiring to collect, market, and sell.

NOTE 6 – NOTES PAYABLE – RELATED PARTIES

During the year ended December 31, 2017, Fah Mai Thailand had amounts outstanding of $142,942 and made payments to these related parties in the amount of $30,438. These notes bear no interest and are due on demand.

NOTE 7 – ADVANCES FROM RELATED ENTITY

As of December 31, 2017, Fah Mai Thailand had amounts outstanding to a related party entity in the amount of $266,429 in anticipation of merging the entity with the Company. Fah Mai Thailand is not considered a variable interest entity because it is not dependent upon financial support from the Company. Fah Mai Thailand has recorded advances payable to a related entity on its books for these funds.

NOTE 8 – COMMON STOCK

On May 12, 2017, Fah Mai Thailand any issued 40,000 founders common stock to three directors and officers pro rata as founder shares for services rendered to Fah Mai Thailand, valued at 100 Thailand Baht (US $3.062) par value per share, for a total of $122,480.

NOTE 9 – SUBSEQUENT EVENTS

Management has evaluated subsequent events, in accordance with FASB ASC Topic 855, “Subsequent Events,” through the date of this filing, the date which the consolidated financial statements were available to be issued and there are no material subsequent events, except as detailed below:

From January 1, 2018 through June 5, 2018, Fah Mai Thailand received additional net proceeds of $150,473 in advances from a related entity in anticipation of the merger. Fah Mai Thailand has recorded an advance from a related party on its books for these funds.

F-16

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

FAH MAI HOLDINGS, INC.

Date: June 12, 2018	/s/ Louis Haseman
Louis Haseman, President